UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 14, 2008
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02	Results of Operations and Financial Condition
     On November 14, 2008, Doral Financial Corporation (“Doral Financial” or the “Company”) issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, including its unaudited results for the quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.
     The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Doral Financial’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 7.01	Regulation FD Disclosure.
     Beginning November 17, 2008, Doral Financial Corporation (“Doral Financial”) intends to make available to current and prospective investors a new investor presentation dated November 2008, which will also be posted on its Investor Relations website at www.doralfinancial.com . A copy of the investor presentation is attached hereto as Exhibit 99.2.
     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press release, dated November 14, 2008 announcing quarterly results.

99.2	Investor presentation, dated November 2008, of Doral Financial Corporation.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
Date: November 14, 2008	By:	/s/ Marangal Domingo
		Name:	Marangal Domingo
		Title:	Executive Vice President and Chief Financial Officer